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                                                                                              Exhibit 21

                                  SUBSIDIARIES OF THE TITAN CORPORATION


                                                                                 State of Incorporation
             Name                                                                       or Jurisdiction
             ----                                                                       ---------------
             Eldyne, Inc. .................................................                  California
             Unidyne Corporation...........................................                    Virginia
             Diversified Control Systems, Inc. ............................                    Delaware
             Federal Services, Inc. .......................................                  California
             Pulse Sciences, Inc. .........................................                  California
             Titan Environmental Corporation...............................                    Delaware
             Linkabit Wireless, Inc. ......................................                    Delaware
             Linkabit Wireless Limited.....................................              Cayman Islands
             Titan Wireless, Inc. .........................................                    Delaware
             Titan Aerochem, Inc. .........................................                    Delaware
             TomoTherapeutics, Inc.........................................                    Delaware
             Titan Broadband Communications Corporation....................                    Delaware
             Titan Software Systems Corporation............................                    Delaware
             Titan Technologies and Information Systems Corporation........                    Delaware
             DBA Systems, Inc. ............................................                    Delaware
             Titan Scan Corp. .............................................                    Delaware
             Validity Corporation..........................................                  California
             Horizons Technology, Inc. ....................................                    Delaware
             Delfin Systems................................................                  California
             VisiCom Laboratories, Inc. ...................................                  California
             Sakon, LLC....................................................                    Delaware
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